                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): FEBRUARY 14, 1997



                              BROOKE GROUP LTD.
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
               (State or other jurisdiction of incorporation)



              1-5759                                   51-0255124
     (Commission File Number)             (I.R.S. Employer Identification No.)



  100 S.E. SECOND STREET, MIAMI, FLORIDA                 33131
  (Address of principal executive offices)             (Zip Code)



                                 (305) 579-8000
              (Registrant's telephone number, including area code)


                              (NOT APPLICABLE)
        (Former name or former address, if changed since last report)



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

                                   EXHIBIT INDEX
                                   -------------

              23.1   Consent of Coopers and Lybrand L.L.P. relating to Brooke
                     Group Ltd.'s registration statements on Form S-3
                     (No. 33-38869 and No. 33-63119).

              23.2   Consent of Price Waterhouse LLP relating to
                     Brooke Group Ltd.'s registration statements on Form S-3 (No. 33-38869 and No. 33-63119).

              23.3   Consent of KPMG Peat Marwick LLP relating to Brooke
                     Group Ltd.'s registration statements on Form S-3
                     (No. 33-38869 and No. 33-63119).
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                            BROOKE GROUP LTD.




                                            By: /s/ Joselynn D. Van Siclen
                                                -------------------------------
                                            Name:  Joselynn D. Van Siclen
                                            Title: Vice President and Chief
                                                    Financial Officer




Date:  February 14, 1997








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                               INDEX TO EXHIBITS



                                                                          Sequentially
Exhibit No.                          Exhibit                              Numbered Page
---------------------------------------------------------------------------------------
23.1             Consent of Coopers and Lybrand L.L.P. relating to
                 Brooke Group Ltd.'s registration statements on
                 Form S-3 (No. 33-38869 and No. 33-63119).                      5

23.2             Consent of Price Waterhouse LLP relating to
                 Brooke Group Ltd.'s registration statements on
                 Form S-3 (No. 33-38869 and No. 33-63119).                      6

23.3             Consent of KPMG Peat Marwick LLP relating to Brooke
                 Group Ltd.'s registration statements on Form S-3
                 (No. 33-38869 and No. 33-63119).                               7










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